ENDOWMENTS, INC.(SM)
AND
BOND PORTFOLIO FOR ENDOWMENTS, INC.(SM)

Endowments, Inc. (ENDI) seeks to provide long-term growth of principal with income and preservation of capital as secondary objectives.

Bond Portfolio for Endowments, Inc. (BENDI) seeks to provide as high a level of current income as is consistent with the preservation of capital.

SEMI-ANNUAL REPORT
For the Six Months Ended January 31, 1997



RESULTS AT A GLANCE (with all distributions reinvested)

                                         STANDARD         LIPPER GROWTH                LEHMAN           LIPPER CORPORATE
                                         & POOR'S         AND INCOME                   AGGREGATE        A-RATED
                             ENDI        500 INDEX        FUND INDEX         BENDI     BOND INDEX       BOND FUND AVERAGE

Total return                +17.2%       +24.2%           +21.2%             +5.0%     +4.9%            +4.9%
for the 6 months
ended January 31, 1997

Average annual              +14.8        +15.1            +14.6              +9.8      NA/2/            9.6
compound return
for the past 21-1/2  years /1/


/1/ From July 25, 1975, when Capital Research and Management Company became the funds' investment adviser, through January 31, 1997.

/2/ Figures not available for the full period.

The indexes are unmanaged.


Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1996 (the most recent calendar quarter):

              TOTAL                             AVERAGE ANNUAL
              RETURN                            COMPOUND RETURN

ENDI          Ten Years                         +232.07%                   +12.75%
              Five Years                        +83.63                     +12.92
              12 Months                         +17.43                     --

BENDI         Ten Years                         +123.68%                   +8.38%
              Five Years                        +41.70                     +7.22
              12 Months                         +3.98                      --

BENDI's 30-day yield as of February 28, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 6.18%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



DEAR SHAREHOLDER:

     The six months ended January 31 were marked by continued economic expansion, low inflation, a robust stock market and fluctuating bond prices. In this environment, both ENDOWMENTS, INC. and BOND PORTFOLIO FOR ENDOWMENTS, INC. recorded positive total returns for the first half of fiscal 1997.
ENDOWMENTS, INC. ("ENDI"):

     The value of an investment in ENDI, with all distributions taken in shares, rose 17.2% in the fiscal half-year. The gain was broad-based, with 38 of 42 securities held in the portfolio throughout the period posting increases. The fund benefited from favorable showings by several of its larger holdings. Three of the five largest recorded gains of approximately 25%. They are General Mills and two less well-known companies: Crompton & Knowles, a chemical manufacturer, and McCormick & Co., a producer of spices and seasonings. Among them, these three stocks accounted for about 9% of net assets on January 31.

     ENDI's latest advance brought the total increase since Capital Research and Management Company (CRMC) became manager in July 1975 to 1,840% including reinvestment, which comes to an average compound return of 14.8% a year. These results are in line with those generated by the unmanaged Standard & Poor's 500 Composite Index, a closely watched measure of the U.S. equity market. Over this 21-1/2-year span, the index registered a total return of 1,945% and an average compound return of 15.1% a year.

     It should be kept in mind that the S&P 500 is the equivalent of a fully invested fund, while ENDI maintains a conservative investment posture and is managed in a way that places considerable emphasis on preservation of capital. During periods when stocks seem expensive, the fund will typically hold a portion of assets in cash and its equivalents. On January 31, that portion was equal to 20% of net assets compared with 22% at the start of the fiscal year.

     It is worth bearing in mind, too, that ENDI tries to focus on solid, long-term investments and maintain a portfolio that fluctuates less than the market as a whole. Over its lifetime the fund has roughly matched the performance of the S&P 500 with about 80% of the fluctuations, as measured by standard deviation data. Typically, it has lagged when stock prices have risen and held its ground better than the index when prices have turned down. For example, during the decline that took place between May 24 and July 24 in 1996, the S&P fell 7.1% on a total return basis while ENDI's total return declined 4.8%.

     Throughout most of the 1990s, the market has been on an upward march and the fund has frequently trailed the index. It did so again during the past six months, as the S&P recorded a total return of 24.2%. At the end of the period, the yield on the index (1.9%) was at an unprecedented low. Two other measures of valuation - price-to-sales and price-to-book - were at or close to record highs, while the price-to-earnings ratio for the index (approximately 20X) also was around its historic high. In this environment, with stock prices climbing much faster than corporate profits and dividends, we see considerable risk in the market. Therefore, we continue to feel that a cautious investment approach is in order.

     Changes made in the portfolio during the period included a reduction in our investments in large banks. We added to the portfolio the securities of a few smaller financial institutions and consumer-oriented companies that we felt offered good value.

BOND PORTFOLIO FOR ENDOWMENTS, INC. ("BENDI"):

     BENDI's total return for the six months ended January 31 was 5.0%. This was in line with a 4.9% return generated by both the unmanaged Lehman Aggregate Bond Index and the average of 117 corporate A-rated bond funds tracked by Lipper Analytical Services. During this period the Consumer Price Index rose 1.3%.

     These results bring BENDI's total return for the 21-1/2 years since CRMC became investment manager to 648.6%, or an average of 9.8% a year compounded. During this time, the Consumer Price Index increased at an average annual rate of 5.1%. Meanwhile, the Lipper corporate A-rated universe rose at a 9.6% average annual rate.

     The fiscal half-year began with bond prices rising and yields declining. Subsequently, the fixed-income market reversed course; yields moved higher and prices turned down. The change took place despite a lack of evidence of worsening inflation, and there was no action taken by the Federal Reserve to raise interest rates. In fact, the Fed has not moved to change rates for more than a year.

     What led to the turnaround were signs - notably a strong quarterly gain in gross domestic product - that the economy could be gathering steam. Among some fixed-income investors, this produced fear that inflation might accelerate in the near future.

     The fund's portfolio remains conservatively postured. Its average maturity of 6.3 years on January 31 was below the average of recent years. Currently, about 48% of net assets is invested in corporate bonds, while 46% is invested in government issues, with the balance - about 6% - held in the form of cash and equivalents.

     BENDI's portfolio is concentrated at both ends of the investment-grade spectrum, in top-quality U.S. government issues as well as among Baa-rated corporate securities. In exploring opportunities in the corporate market, we have drawn extensively on the research capabilities of the fund's investment adviser, Capital Research and Management Company. It maintains one of the industry's most extensive investment intelligence networks, employing a large number of portfolio counselors and analysts who travel the world studying companies and gathering information on which decisions to buy and sell corporate bonds as well as equities are made.

A NEW PRESIDENT

     In February, Frank L. Ellsworth joined CRMC as an associate and was elected president of ENDI and BENDI (succeeding Thomas E. Terry) as well as chief executive officer of both funds (succeeding Robert B. Egelston). Mr. Terry has been associated with ENDI and BENDI since the funds were formed and will continue to serve on the Board of Directors of each fund. Mr. Egelston will continue to chair both funds.

     Dr. Ellsworth brings to his new position a valuable background with tax-exempt institutions. He has been president of the Independent Colleges of Southern California since 1991 and has served as a director of both ENDI and BENDI since 1992. A graduate of the University of Chicago and Columbia University, Dr. Ellsworth is a former president of Pitzer College. He will be based in Los Angeles, where he will coordinate Capital Research and Management Company's services for nonprofit institutions.

A PERSPECTIVE ON THE FUNDS

     ENDI and BENDI were formed to help trustees, directors and advisers of 501(c)(3) tax-exempt organizations fulfill their fiduciary responsibilities. The funds place experienced professional investment management within the reach of small as well as large nonprofit institutions. ENDI and BENDI operate within the framework of a prudent investment strategy that limits the risks our investors are obliged to take. Both funds pursue an approach that is value-oriented as well as research-driven. Both have built solid records while keeping expenses low and outdistancing inflation by a comfortable margin.

     Finally, we should note that, during the fiscal half-year, a major shareholder redeemed its holdings in both ENDI and BENDI. In the case of ENDI, the redemption led to a substantial reduction in the size of the fund's portfolio and resulted in a large capital gain which will be discussed in a special letter to all shareholders.

     We look forward to reporting to you again at the end of the funds' fiscal year.

Cordially,

[/s/ Robert B. Egelston]
Robert B. Egelston
Chairman of the Board

[/s/ Frank L. Ellsworth]
Frank L. Ellsworth

President
March 7, 1997


ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1997
                                                                                                    Percent
                                                                                                     of Net
INDUSTRY DIVERSIFICATION                                                                             Assets
---------------------------------------------------                                              ----------
COMMON STOCKS
  Health & Personal Care                                                                              9.40%
  Banking                                                                                               8.36
  Food & Household Products                                                                             6.01
  Energy Sources                                                                                        5.83
  Utilities:  Electric & Gas                                                                            5.58
  Insurance                                                                                             5.12
  Machinery & Engineering                                                                               4.78
  Forest Products & Paper                                                                               4.55
  Beverages & Tobacco                                                                                   4.49
  Business & Public Services                                                                            4.41
  Metals:  Nonferrous                                                                                   3.27
  Chemicals                                                                                             3.23
  Telecommunications                                                                                    2.81
  Merchandising                                                                                         2.04
  Financial Services                                                                                    1.74
  Automobiles                                                                                           1.72
  Real Estate                                                                                           1.53
  Electrical & Electronics                                                                              1.44
  Data Processing & Reproduction                                                                        1.35
  Broadcasting & Publishing                                                                              .83
  Recreation & Other Consumer Products                                                                   .61
                                                                                                  ---------
                                                                                                       79.10
Common stocks in initial period of acquisition                                                           .83
Short-Term Securities                                                                                  20.27
Excess of payables over cash and receivables                                                             .20
Net Assets                                                                                          100.00%
                                                                                                  =========
                                                                                                    Percent
                                                                                                     of Net
TEN LARGEST HOLDINGS                                                                                 Assets
---------------------------------------------------                                               ---------
General Mills                                                                                         3.35%
Aluminum Co. of America                                                                                 3.27
Atlantic Richfield                                                                                      2.84
Crompton & Knowles                                                                                      2.82
McCormick & Co.                                                                                         2.66
Tambrands                                                                                               2.65
Warner-Lambert                                                                                          2.60
Duke Power                                                                                              2.52
H.F. Ahmanson & Co.                                                                                     2.42
RPM                                                                                                     2.40

                                                                                                     27.53%

                                                                                                    Percent
                                                                      Number           Market        Of Net
COMMON STOCKS                                                      of shares            Value        Assets
---------------------------------------------------                ---------       ----------     ---------
ENERGY
Energy Sources-5.83%
  Amoco Corp.                                                           10000     $   870,000         1.87%
  Atlantic Richfield Co.                                                10000          1322500          2.84
  Exxon Corp.                                                            5000           518125          1.12
Utilities: Electric & Gas-5.58%
  DPL Inc.                                                              15000           367500           .79
  Duke Power Co.                                                        25000          1171875          2.52
  GPU, Inc.                                                             10000           335000           .72
  PG&E Corp. (formerly shown as Pacific Gas and                         15000           341250           .73
  Electric Co.)
  Union Electric Co.                                                    10000           380000           .82
                                                                                   ----------    ----------
                                                                                       5306250         11.41
                                                                                   ----------    ----------
MATERIALS
Chemicals-3.23%
  Dow Chemical Co.                                                       5000           385625           .83
  RPM, Inc.                                                             60000          1117500          2.40
Forest Products & Paper-4.55%
  Georgia-Pacific Corp.                                                  7000           515375          1.11
  International Paper Co.                                               10000           408750           .88
  Louisiana-Pacific Corp.                                               30000           622500          1.34
  Union Camp Corp.                                                      12000           568500          1.22
Metals: Nonferrous-3.27%
  Aluminum Co. of America                                               22000          1518000          3.27
                                                                                   ----------    ----------
                                                                                       5136250         11.05
                                                                                   ----------    ----------
CAPITAL EQUIPMENT
Data Processing & Reproduction-1.35%
  International Business Machines Corp.                                  4000           629000          1.35
Electrical & Electronics-1.44%
  Nokia Corp., Class A (American Depositary Receipts)
   (Finland)                                                             5000           334375           .72
  Telefonaktiebolaget LM Ericsson, Class B (American
   Depositary Receipts) (Sweden)                                        10000           336719           .72
Machinery & Engineering-4.78%
  Caterpillar Inc.                                                       5000           388125           .84
  Crompton & Knowles Corp.                                              70000          1312500          2.82
  Parker Hannifin Corp.                                                 12000           517500          1.12
                                                                                   ----------    ----------
                                                                                       3518219          7.57
                                                                                   ----------    ----------
CONSUMER GOODS
Automobiles-1.72%
  Ford Motor Co., Class A                                               10000           321250           .69
  Volvo AB (American Depositary Receipts) (Sweden)                      20000           477500          1.03
Beverages & Tobacco-4.49%
  Anheuser-Busch Companies, Inc.                                        20000           850000          1.83
  PepsiCo, Inc.                                                         15000           523125          1.13
  Philip Morris Companies Inc.                                           6000           713250          1.53
Food & Household Products-6.01%
  General Mills, Inc.                                                   23000          1558250          3.35
  McCormick & Co.                                                       50000          1237500          2.66
Health & Personal Care-9.40%
  American Home Products Corp.                                          15000           950625          2.04
  Merck & Co., Inc.                                                      5000           453750           .97
  Schering-Plough Corp.                                                  7000           529375          1.14
  Tambrands Inc.                                                        30000          1230000          2.65
  Warner-Lambert Co.                                                    15000          1207500          2.60
Recreation & Other Consumer Products-0.61%
  American Greetings Corp., Class A                                     10000           283125           .61
                                                                                   ----------    ----------
                                                                                      10335250         22.23
                                                                                   ----------    ----------
SERVICES
Broadcasting & Publishing-0.83%
  Gannett Co., Inc.                                                      5000           383125           .83
Business & Public Services-4.41%
  ACNielsen Corp. /1/                                                    3667            60047           .13
  Alexander & Baldwin, Inc.                                             30000           780000          1.68
  Browning-Ferris Industries, Inc.                                      15000           487500          1.05
  Cognizant Corp. ('96 spinoff from Dun & Bradstreet) /1/               11000           353375           .76
  WMX Technologies, Inc.                                                10000           366250           .79
Merchandising-2.04%
  J.C. Penney Co., Inc.                                                 20000           947500          2.04
Telecommunications-2.81%
  Ameritech Corp.                                                       12000           717000          1.54
  AT&T Corp.                                                            15000           590625          1.27
                                                                                   ----------    ----------
                                                                                       4685422         10.09
                                                                                   ----------    ----------
FINANCE
Banking-8.36%
  H.F. Ahmanson & Co.                                                   30000          1125000          2.42
  Central Fidelity Banks, Inc.                                          15000           421875           .91
  CoreStates Financial Corp                                             10000           497500          1.07
  Huntington Bancshares Inc.                                             6200           165075           .35
  Jefferson BankShares, Inc.                                            30000           858750          1.85
  U.S. Bancorp                                                          18000           820125          1.76
Financial Services-1.74%
  Beneficial Corp.                                                      12000           807000          1.74
Insurance-5.12%
  General Re Corp.                                                       3000           484500          1.04
  Liberty Corp.                                                         10000           405000           .87
  Trenwick Group Inc.                                                   20000          1000000          2.15
  USLIFE Corp.                                                          12000           492000          1.06
Real Estate-1.53%
  Security Capital Pacific Trust                                        30000           712499          1.53
                                                                                   ----------    ----------
                                                                                       7789324         16.75
                                                                                   ----------    ----------

MISCELLANEOUS
Other common stocks in initial period of acquisition                                    386764           .83
                                                                                -------------    ----------
TOTAL COMMON STOCKS (cost: $27,756,743)                                               37157479         79.93
                                                                                   ----------    ----------


                                                                   Principal
                                                                      Amount
SHORT-TERM SECURITIES                                                  (000)
Corporate Short-Term Notes-10.41%
  American Express Credit Corp. 5.28% due 2/18/97                     $1,100           1097096          2.36
  General Electric Capital Corp. 5.48% due 2/3/97                        540            539753          1.16
  International Lease Finance Corp. 5.30% due 4/28/97                  1,400           1381933          2.97
  National Rural Utilities Cooperative Finance Corp.
   5.29% due 3/24/97                                                     830            823658          1.77
  PACCAR Financial Corp. 5.28% due 2/20/97                             1,000            997067          2.15
                                                                                   ----------    ----------
                                                                                       4839507         10.41
                                                                                   ----------    ----------
Federal Agency Discount Notes-9.86%
  Federal National Mortgage Assn. 5.28%-5.41%
   due 2/3-3/27/97                                                       4600       4,581,596           9.86
                                                                                   ----------    ----------
TOTAL SHORT-TERM SECURITIES (cost: $9,420,994)                                         9421103         20.27
                                                                                   ----------    ----------
TOTAL INVESTMENT SECURITIES (cost: $37,177,737)                                       46578582        100.20
Excess of  payables over cash and receivables                                            91034           .20
                                                                                   ----------    ----------
NET ASSETS                                                                        $46,487,548       100.00%
                                                                                =============    ==========
/1/ Non-income-producing security.
See Notes to Financial Statements



Common stocks added to the portfolio
since July 31, 1996
--------------------------------------

ACNielsen
Browning-Ferris Industries
Cognizant
CoreStates Financial
DPL
GPU
Huntington Bancshares
McCormick & Co.
J.C. Penney
PepsiCo
RPM
Tambrands
Telefonaktiebolaget LM Ericsson
USLIFE
Volvo


Common stocks eliminated from the portfolio
since July 31, 1996
--------------------------------------

AMBAC
American General
Armor All Products
Boatmen's Bancshares
Comerica
Consolidated Edison Co. of New York
CSX
Dun & Bradstreet
Duracell International
Entergy
First Hawaiian
Imation
Johnson & Johnson
Minnesota Mining and Manufacturing
National City
Phillips Petroleum
Union Pacific
USFreightways
Wal-Mart Stores
Washington Mutual Savings Bank
Weingarten Realty Investors

Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1997
Assets:
Investment securities at market
 (cost: $37,177,737)                                             $46,578,582
Cash                                                                  64,288
Receivables for dividends                                             42,241
                                                                ------------
                                                                  46,685,111
Liabilities:
Payables for -
 Purchase of investments                            $151,248
 Management services                                  21,963
 Accrued expenses                                     24,352         197,563
                                                ------------    ------------
Net Assets at January 31, 1997 -
 Equivalent to $19.43 per share on
 2,392,110 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                                $46,487,548
                                                               =============
Statement of Operations
for the six months ended January 31, 1997
Investment Income:
Income:
 Dividends                                        $  745,930
 Interest                                            378,987      $1,124,917
                                                ------------
Expenses:
 Management services fee                             157,074
 Custodian fee                                         1,632
 Registration statement and prospectus                 7,861
 Reports to shareholders                               5,919
 Auditing fees                                        31,550
 Legal fees                                            1,830
 Taxes other than federal income tax                  15,040
 Other expenses                                        8,991         229,897

 Net investment income                                               895,020

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                  7,943,261
Net increase in unrealized
 appreciation on investments:
 Beginning of period                               8,633,233
 End of period                                     9,400,845
                                                ------------
  Net unrealized appreciation on investments                         767,612

 Net realized gain and unrealized
  appreciation on investments                                      8,710,873

Net Increase in Net Assets Resulting
 from Operations                                                 $ 9,605,893

See Notes to Financial Statements


Statement of Changes in Net Assets
                                                 Six  Months
                                                       ended      Year ended
                                                     1/31/97         7/31/96
Operations:
Net investment income                           $    895,020   $   1,871,962
Net realized gain on investments                   7,943,261       6,351,802
Net unrealized appreciation (depreciation)
 on investments                                      767,612        (726,814)
                                                ------------    ------------
 Net increase in net assets resulting
  from operations                                  9,605,893
                                                ------------     -----------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (931,763)     (1,975,816)
Distributions from net realized
 gain on investments                              (6,480,136)     (3,710,692)
                                               -------------   -------------
 Total dividends and distributions                (7,411,899)     (5,686,508)
                                               -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 85,787 and 279,532
 shares, respectively                              1,691,190       5,201,405
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 376,732 and 283,073 shares,
 respectively                                      7,116,864       5,156,184
Cost of shares repurchased:
 1,256,722 and 518,349
 shares,  respectively                           (23,819,397)     (9,598,279)
                                               -------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share transactions      (15,011,343)        759,310
                                               -------------   -------------
Total Increase (Decrease) in Net Assets          (12,817,349)     (4,927,198)
Net Assets:
Beginning of period                               51,807,947       56,735,145
                                               -------------   -------------
End of period (including undistributed
 net investment income:  $120,797 and
 $157,540, respectively)                         $38,990,598      $51,807,947
                                               =============   =============
See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income and preservation of capital as secondary objectives, primarily through investments in stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Common stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,632 includes $1,548 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of January 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $9,400,845, of which $9,757,288 related to appreciated securities and $356,443 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $37,177,737 at January 31, 1997.

3. The fee of $157,074 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. During the six months ended January 31, 1997, no such fee reduction was required.

     In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. During the six months ended January 31, 1997, no such fee reduction was required.

     No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1997, accumulated undistributed net realized gain on investments was $6,238,003 and additional paid-in capital was $28,335,793.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $10,174,504 and $27,999,466, respectively, during the six months ended January 31, 1997.


ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                          Six months        Year       ended        July          31
                                                               ended     -------     -------     -------    -------     -------
                                                             1/31/97         1996       1995         1994       1993        1992
                                                             -------     -------     -------     -------    -------     -------
Net Asset Value, Beginning of Period                            18.61       18.06       17.18       18.43      18.26       17.89
                                                             -------     -------     -------     -------    -------     -------
 Income from Investment Operations:
  Net investment income                                          .29         .58         .63         .65        .66         .78
  Net realized and unrealized
   gain (loss) on investments                                   2.82        1.73        2.21        (.16)      1.05        1.74
                                                             -------     -------     -------     -------    -------     -------
   Total income from investment operations                      3.11        2.31        2.84         .49       1.71        2.52
                                                             -------     -------     -------     -------    -------     -------
 Less Distributions:
  Dividends from net investment income                          (.29)       (.61)       (.61)       (.66)      (.69)       (.73)
  Distributions from net realized gains                        (2.00)      (1.15)      (1.35)      (1.08)      (.85)      (1.42)
                                                             -------     -------     -------     -------    -------     -------
   Total distributions                                         (2.29)      (1.76)      (1.96)      (1.74)     (1.54)      (2.15)
                                                             -------     -------     -------     -------    -------     -------
Net Asset Value, End of Period                                $19.43      $18.61      $18.06      $17.18     $18.43      $18.26
                                                             =======     =======     =======     =======    =======     =======
Total Return                                              17.15% /1/       13.22%      18.57%       2.77%     10.05%      15.74%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                         $46         $59         $57         $53        $72         $58
 Ratio of expenses to average net assets                    .37% /1/         .72%        .73%        .73%       .64%        .70%
 Ratio of net income to average net assets                 1.45% /1/        3.12%       3.70%       3.78%      3.72%       4.37%
 Average commissions paid per share /2/                   4.98 cents  5.87 cents  5.94 cents  6.27 cents 7.03 cents  7.14 cents
 Portfolio turnover rate                                  21.30% /1/       38.73%      24.04%      25.58%     29.70%      20.35%

/1/ Based on operations for the period shown and, accordingly, not representative of a full year's operations
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold  and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded.

ENDOWMENTS, INC.
Results of Annual Meeting of Shareholders held November 21, 1996
Shares Outstanding on October 3, 1996 (record date)  3,217,488
Shares Voting on November 21, 1996     2,672,524 (83.06%)
ELECTION OF DIRECTORS

                                               Percent of                        Percent of

                                 Votes         Shares           Votes            Shares

Director                         For           Voting For       Withheld         Withheld

Robert B. Egelston               2,592,977     97.0%            79,547           3.0%
Frank L. Ellsworth               2,592,977     97.0             79,547           3.0
Steven D. Lavine                 2,592,977     97.0             79,547           3.0
Patricia A. McBride              2,592,977     97.0             79,547
John R. Metcalf                  2,592,977     97.0             79,547           3.0
Charles R. Redmond               2,592,977     97.0             79,547           3.0
Thomas E. Terry                  2,592,977     97.0             79,547           3.0
Robert C. Ziebarth               2,592,977     97.0             79,547           3.0

AMENDMENT OF INVESTMENT OBJECTIVE

                                                                          Percent of
                                               Percent of                 Shares                           Percent of
                                 Votes         Shares         Votes       Voting                           Shares
                                 For           Voting For     Against     Against          Abstentions     Abstaining
Amendment of
investment objective
to specify
"preservation of capital"
as a secondary objective         2,573,843     96.3%          20,376      0.8%             78,305          2.9%

RATIFICATION OF AUDITORS

                                           Percent of                   Percent of                        Percent of
                              Votes        Shares         Votes         Shares                            Shares
                              For          Voting For     Against       Voting Against    Abstentions     Abstaining
Deloitte & Touche LLP         2,672,524    100%           0             0%                0               0%

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of January 31, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the year ended July 31, 1996, and the per-share data and ratios for the six months ended January 31, 1997 and for each of the five years in the period ended July 31, 1996. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of January 31, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended July 31, 1996, and the per-share data and ratios for the six months ended January 31, 1997 and for each of the five years ended July 31, 1996, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 21, 1997



BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1997
                                                             Principal                  Percent
                                                                Amount        Market     of Net
BONDS & NOTES                                                    (000)         Value     Assets
Industrials - 7.12%
Inco Ltd.:
 9.875% due 6/15/19                                            $   300   $   320,970      3.31%
 9.60% due 6/15/22                                                  700        761712
News America Holdings Inc. 7.43% due 10/1/26                        500        502000       1.54
Philips Electronics N.V. 7.20% due 6/1/26                           500        503825       1.54
Time Warner Pass-Through Asset Trust, Series 1997-1
 6.10% due 12/30/01 /1/ /2/                                         250        239000        .73
                                                                ------    ----------     ------
                                                                              2327507       7.12
                                                                ------    ----------     ------
Electric Utilities - 4.95%
Big Rivers Electric Corp. 10.70% due 9/15/17                       1500       1619235       4.95
                                                                ------    ----------     ------
Telephone - 4.86%
U S WEST Capital Funding, Inc. 6.95% due 1/15/37                    500        499495
U S WEST, Inc. 0% convertible                                                               4.86
 debentures due 6/25/11                                            3000       1091250
                                                                ------    ----------     ------
                                                                              1590745       4.86
                                                                          ----------     ------
Transportation /2/  - 8.95%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/19           1000       1034200       3.16
Jet Equipment Trust:
 Series 1994-A, 11.79% due 6/15/13 /1/                              750        906750
 Series 1995-B, Class A, 7.63% due 2/15/15 /1/                      486        497434       4.29
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                       487        489065       1.50
                                                                ------    ----------     ------
                                                                              2927449       8.95
                                                                ------    ----------     ------
Financial - 7.29%
Aetna Services, Inc. 6.97% due 8/15/36                              250        253880        .78
American Re Corp. 10.875% due 9/15/04                              1000       1073920       3.28
First Union Corp. 6.82%/7.57% due 8/1/26 /3/                        500        498435       1.52
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05                500        560000       1.71
                                                                ------    ----------     ------
                                                                              2386235       7.29
                                                                ------    ----------     ------
Real Estate - 1.48%
Irvine Co. 7.46% due 3/15/06 /1/ /4/                                500        482700       1.48
                                                                ------    ----------     ------
Collateralized Mortgage/Asset-Backed
 Obligations /2/ - 6.14%
CSFB Finance Co. Ltd., Series 1995-A, 5.00%/7.00%
 due 11/15/05 /1/ /3/                                               500        490750       1.50
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% due 7/15/05                                                  337        336056       1.03
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.458% due 6/15/21  /5/                                            401        406571       1.24
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22                   333        333106       1.02
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                       435        440869       1.35
                                                                ------    ----------     ------
                                                                              2007352       6.14
                                                                ------    ----------     ------
Floating Rate Eurodollar Notes (Undated)  5  - 5.34%
Bank of Nova Scotia 5.875%                                         1000        874500       2.67
Canadian Imperial Bank of Commerce 5.813%                          1000        873800       2.67
                                                                ------    ----------     ------
                                                                              1748300       5.34
                                                                ------    ----------     ------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.65%
Quebec (Province of) 13.25% due 9/15/14                            1000       1194880       3.65
                                                                ------    ----------     ------
Federal Agency Obligations - Mortgage
 Pass-Throughs /2/ - 16.79%
Federal Home Loan Mortgage Corp.:
 8.75% due 7/1/08                                                   127        133133
 12.50% due 12/1/12                                                  58         67148       1.06
 9.00% due 3/1/20                                                   138        147040
Federal National Mortgage Assn.:
 9.00% due 11/1/20                                                  251        266606       2.33
 6.084% due 3/1/33                                                  500        496566
Government National Mortgage Assn.:
 8.50% due 12/15/08                                                 381        402739
 10.00% due 12/15/19                                                448        492143
 7.50% due 1/15/24                                                  605        610049
 6.50% due 2/20/24                                                  819        836024      13.40
 7.00% due 6/20/24                                                  838        857200
 8.50% due 10/15/25                                                 442        459010
 8.50% due 5/15/26                                                  697        724190
                                                                ------    ----------     ------
                                                                              5491848      16.79
                                                                ------    ----------     ------
U.S. Treasury Obligations - 25.29%
 9.25% due 8/15/98                                                 2000       2098740
 7.25% due 5/15/04                                                  500        523830
 11.625% due 11/15/04                                               500        655545      25.29
 10.375% due 11/15/12                                              2000       2554380
 8.875% due 8/15/17                                                2000       2439680
                                                                ------    ----------     ------
                                                                              8272175      25.29
                                                                ------    ----------     ------
MISCELLANEOUS
 Other bonds and notes in initial period of acquisition                        658125       2.01
                                                                ------    ----------     ------
TOTAL BONDS & NOTES (cost: $30,734,982)                                      30706551      93.87
                                                                ------    ----------     ------
SHORT-TERM SECURITIES
Corporate Short-Term Notes - 4.19%
General Electric Capital Corp. 5.48% due 2/3/97                    1370       1369375       4.19
                                                                ------    ----------     ------
TOTAL SHORT-TERM SECURITIES (cost: $1,369,375)                                1369375       4.19
                                                                ------    ----------     ------

TOTAL INVESTMENT SECURITIES (cost: $32,104,357)                              32075926      98.06
Excess of cash and receivables over payables                                   634481       1.94
                                                                ------    ----------     ------
NET ASSETS                                                               $32,710,407    100.00%
                                                                         ===========     ======
/1/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
/2/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
/3/ Represents a step bond; coupon rate will increase at a later date.
/4/ Valued under procedures established by the Board of Directors.
/5/ Coupon rates may change periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1997
Assets:
Investment securities at market
 (cost: $32,104,357)                                                  $32,075,926
Cash                                                                       54,761
Receivables for-
 Sales of investments                                    $  3,401
 Accrued interest                                         608,011         611,412
                                                     ------------      ----------
                                                                       32,742,099
Liabilities:
Payables for-
 Purchases of investments                                       0
 Management services                                        8,965
 Accrued expenses                                          22,727          31,692
                                                     ------------    ------------
Net Assets at January 31, 1997-
 Equivalent to $16.84 per share on
 1,942,324 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                                     $32,710,407
                                                                      ===========
Statement of Operations
for the six months ended January 31, 1997
Investment Income:
Interest income                                                       $ 1,544,813
Expenses:
 Management services fee                               $   97,775
 Custodian fee                                              1,117
 Registration statement and prospectus                      8,631
 Reports to shareholders                                    5,919
 Auditing fees                                             31,550
 Legal fees                                                 1,830
 Taxes other than federal income tax                       12,541
 Other expenses                                             9,088
                                                     ------------
  Total expenses before fee waiver                        168,451
 Fee waiver                                                23,148         145,303
                                                     ------------    ------------
 Net investment income                                                  1,399,510
                                                                     ------------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                        (213,490)
Net change in unrealized depreciation
 on investments:
 Beginning of period                                     (731,418)
 End of period                                            (28,431)
                                                     ------------
  Net unrealized appreciation on
   investments                                                            702,987
                                                                     ------------
 Net realized loss and unrealized
  appreciation on investments                                             489,497
                                                                     ------------
Net Increase in Net Assets Resulting
 from Operations                                                    $   1,889,007
                                                                      ===========
Statement of Changes in Net Assets

                                                 Six months ended      Year ended
                                                           1/31/97         7/31/96
Operations:
Net investment income                                 $ 1,399,510     $ 3,075,042
Net realized gain (loss) on investments                  (213,490)        123,217
Net unrealized appreciation (depreciation) on
 investments                                              702,987        (526,188)
                                                     ------------    ------------
 Net increase in net assets resulting
  from operations                                       1,889,007       2,672,071
                                                     ------------    ------------
Dividends Paid to Shareholders:
Dividends from net investment income                   (1,436,755)     (3,085,285)
Distributions from net realized
 gain on investments                                            -               -
                                                     ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
 51,974 and 168,909
 shares, respectively                                     873,707       2,838,556
Proceeds from shares issued in
 reinvestment of net investment income
 dividends:
 realized gain on investments:
 42,270 and 94,993 shares,
 respectively                                             699,704       1,596,233
Cost of shares repurchased:
 644,869 and 377,703
 shares, respectively                                 (10,763,323)     (6,407,611)
                                                     ------------    ------------
 Net decrease in net assets resulting
  from capital share transactions                      (9,189,912)     (1,972,822)
                                                     ------------    ------------
Total Decrease in Net Assets                           (8,737,660)     (2,386,036)
Net Assets:
Beginning of period                                    41,448,067      43,834,103
                                                     ------------    ------------
End of period (including undistributed
 net investment income:  $262,348 and
 $299,593, respectively)                              $32,710,407     $41,448,067
                                                     ============     ===========

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,117 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of January 31, 1997, net unrealized depreciation on investments for book and federal income tax purposes aggregated $28,431, of which $446,372 related to appreciated securities and $474,803 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1997. The fund has available at January 31, 1997 a net capital loss carryforward totaling $539,978, which may be used to offset capital gains realized during subsequent years through July 31, 2003. It is the intention of the fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $32,104,357 at January 31, 1997.

3. The fee of $97,775 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. During the six months ended January 31, 1997, no such fee reduction was required.

     In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. Fee reductions were $23,148 for the six months ended January 31, 1997.

     No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1997, accumulated net realized loss on investments was $539,978 and additional paid-in capital was $31,074,144.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $3,959,346 and $13,101,019, respectively, during the six months ended January 31, 1997.


BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS                        Six months
                                                      ended       Year      Ended    July 31
                                                  ---------  ---------  ---------  ---------  ---------  ---------
                                                     1/31/97       1996      1995        1994       1993       1992
Net Asset Value, Beginning of Period                 $16.63     $16.82     $16.86     $19.66     $19.44     $17.76
                                                  ---------  ---------  ---------  ---------  ---------  ---------
 Income from Investment Operations:
  Net investment income                                 .62       1.22       1.26       1.32       1.49       1.47
  Net realized and unrealized
   gain (loss) on investments                           .20       (.19)       .01      (1.51)       .64       1.70
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Total income (loss) from investment
    operations                                          .82       1.03       1.27       (.19)      2.13       3.17
                                                  ---------  ---------  ---------  ---------  ---------  ---------
 Less Distributions:
  Dividends from net investment income                 (.61)     (1.22)     (1.24)     (1.35)     (1.48)     (1.49)
  Distributions from net realized gains                   -          -       (.07)     (1.26)      (.43)         -
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Total distributions                                 (.61)     (1.22)     (1.31)     (2.61)     (1.91)     (1.49)
                                                  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                       $16.84     $16.63     $16.82     $16.86     $19.66     $19.44
                                                   ========   ========   ========   ========   ========   ========
Total Return                                      5.00% /1/  6.25% /1/       7.97%    (1.44)%     11.74%     18.69%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                $33        $41        $44        $46        $67        $65
 Ratio of expenses to average net assets       .37% /1/ /2/       .75%        .76%       .77%       .65%       .68%
 Ratio of net income to average net assets        3.61% /1/     7.17%        7.52%      6.99%      7.69%      8.04%
 Portfolio turnover rate                         11.51% /1/    54.43%       69.22%     82.12%     35.97%     63.30%


/1/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
/2/ Had CRMC not waived management services fees, the fund's expense ratio would have been 0.43%.

Bond Portfolio for Endowments, Inc.
Results of Annual Meeting of Shareholders held November 21, 1996
Shares Outstanding on October 3, 1996 (record date)    2,427,377
Shares Voting on November 21, 1996            1,855,995 (76.46%)
Election of Directors

                                               Percent of                                     Percent of
                                               Votes          Shares           Votes          Shares
Director                                       For            Voting For       Withheld       Withheld

Robert B. Egelston                             1,778,240      95.8%            77,755         4.2%
Frank L. Ellsworth                             1,778,240      95.8             77,755         4.2
Steven D. Lavine                               1,778,240      95.8             77,755         4.2
Patricia A. McBride                            1,778,240      95.8             77,755         4.2
John R. Metcalf                                1,778,240      95.8             77,755         4.2
Charles R. Redmond                             1,778,240      95.8             77,755         4.2
Thomas E. Terry                                1,778,240      95.8             77,755         4.2
Robert C. Ziebarth                             1,778,240      95.8             77,755         4.2


RATIFICATION OF AUDITORS

                                       Percent of                   Percent of                         Percent of
                        Votes          Shares           Votes       Shares                             Shares
                        For            Voting For       Against     Voting Against     Abstentions     Abstaining

Deloitte & Touche       1,855,995      100%             0           0%                 0               0%
LLP

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

     We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc.(the "fund"), including the schedule of portfolio investments, as of January 31, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the year ended July 31, 1996, and the per-share data and ratios for the six months ended January 31, 1997 and for each of the five years in the period ended July 31, 1996. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of January 31, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended July 31, 1996, and the per-share data and ratios for the six months ended January 31, 1997 and for each of the five years ended July 31, 1996, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 21, 1997



Endowments, Inc. and Bond Portfolio for Endowments, Inc.

OFFICE OF THE FUNDS

One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER

Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

This report is for the information of shareholders of Endowments, Inc. and Bond Portfolio for Endowments, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

Litho in USA  DT/PL/3365

(c)1997 Endowments, Inc.
(c)1997 Bond Portfolio for Endowments, Inc.

Lit. No. ENDI-BENDI-013-0397(NLS)